SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     May 7, 2003
                                                      -----------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

       Delaware                        0-28815                     06-1241321
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(State or other Jurisdiction       (Commission File         (IRS Employer
      of Incorporation)             Number)                 Identification No.)



13 North Street, Litchfield, Connecticut                                06759
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:   (860) 567-8752
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            N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.      Other Events.
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     On May 7, 2003, First Litchfield Financial Corporation issued the attached press release reporting earnings for the calendar quarter ended March 31, 2003.


             Exhibit Index                                             Page
             -------------                                             ----

             99.   Press Release dated May 7, 2003                       3

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  May 7, 2003                      FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By  /s/ Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer